                                                              EXHIBIT 4.3


            NUMBER                           REGENERATION-TM-              SHARES
                                             TECHNOLOGIES, INC.
                                      REGENERATION TECHNOLOGIES, INC.
INCORPORATED UNDER THE LAWS OF THE                                         SEE REVERSE FOR CERTAIN
       STATE OF DELAWARE                                                   LEGENDS AND DEFINITIONS

                                                                           CUSIP 75886N 10 D

 This Certifies that


 is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 EACH OF
                        REGENERATION TECHNOLOGIES, INC.
(hereinafter called the "Corporation") transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended (a copy of which is on file with the Transfer Agent and Registrar) to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
         CONTINENTAL STOCK TRANSFER AND TRUST COMPANY.
                    [Jersey City, New Jersey]      TRANSFER AGENT
                                                   AND REGISTRAR
AUTHORIZED SIGNATURE


                                   [SEAL]


Dated

/s/ Richard R. Allen                         /s/ James M. Grooms
------------------------------               ----------------------------
    Richard R. Allen                             James M. Grooms
    Secretary and Treasurer                      President and Chief
                                                   Executive Officer

                         REGENERATION TECHNOLOGIES, INC.

     The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series of shares authorized to be issued so far as they have been fixed and determined; and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

-------------------------------------------------------------------------------

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM-  as tenants in common                LINIF GIFT MIN ACT-  _____________ Custodian _____________
      TEN ENT-  as tenants by the entireties                                 (Cust)                  (Minor)
       JT TEN-  as joint tenants with                                    under Uniform Gifts to Minors
                right of survivorship and                                Act _________________________________
                not as tenants in common                                               (State)


        Additional abbreviations may also be used though not in the above list.

     For value received, _________________ hereby sell, assign and transfer unto

--------------------------------------------------------------------------------

  PLEASE INSERT SOCIAL SECURITY OR
 OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

____________________________________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Date,                            X
      ---------------------        ---------------------------------------------

                                 X
                                   ---------------------------------------------

                                   NOTICE: THE SIGNATURE(S); TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAMED AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:
                      -------------------------------------------------